UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2008
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware	000-30533	75-2679109
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Stock Purchase Agreement
Form of Registration Rights Agreement
Press Release
Presentation - Operating and Financial Results

Item 1.01.	Entry Into a Material Definitive Agreement.
     Stock Purchase Agreement. On September 8, 2008, Texas Capital Bancshares, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with T. Rowe Price Associates, Inc., on behalf of certain of its mutual funds and managed accounts, and certain other parties (collectively, the “Investors”) pursuant to which they agreed to purchase, subject to the satisfaction of customary closing conditions, an aggregate of 4,000,000 shares (the “Shares”) of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $14.50 per share (the “Private Placement”). The Company anticipates that the sale of the Shares will close on September 10, 2008, subject to the satisfaction of customary closing conditions.
     The Stock Purchase Agreement contains customary representations, warranties and covenants of the parties.
     This description of the Stock Purchase Agreement is a summary and does not purport to be a complete description of all of the terms of such agreement, and is qualified in its entirety by reference to the form of Stock Purchase Agreement, filed herewith as Exhibit 10.1.
     Registration Rights Agreement. On September 8, 2008, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”), and cause to be declared effective by the SEC, a registration statement on an applicable SEC registration form covering the resale from time to time of the Shares. Under the terms of the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to file the registration statement with the SEC within 30 days following the closing of the sale of Shares and to use its commercially reasonable efforts to cause the registration statement to become effective within 120 days of the closing of the sale of the Shares. The registration rights for any purchaser or holder of the Shares shall expire if all of the Shares held by such purchaser or holder may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (or any successor rule) under the Securities Act, after taking into account the purchaser’s or holder’s status as an affiliate of the Company (provided at least 12 months have lapsed since such purchaser’s or holder’s Shares were acquired from the Company). The Registration Rights Agreement provides for customary indemnification for the Company and the purchasers or holders of the Shares.
     This description of the Registration Rights Agreement is a summary and does not purport to be a complete description of all of the terms of such agreement, and is qualified in its entirety by reference to the form of Registration Rights Agreement, filed herewith as Exhibit 10.2.

Item 3.02.	Unregistered Sales of Equity Securities.
     On September 8, 2008, the Company entered into the Stock Purchase Agreement pursuant to which the Investors agreed to purchase, subject to the satisfaction of customary closing conditions, the Shares for a purchase price of $14.50 per share, with gross proceeds to the Company of $58 million, placement agent fees and other expenses of $3 million, resulting in net proceeds of $55 million. The proceeds will be used for general corporate purposes, including additional capital to support the growth of Texas Capital Bank, N.A. The Shares were offered and will be sold by the Company in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D thereunder as a sale not involving a public offering that is being made only to purchasers that have represented to the Company that they are accredited investors.

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Item 7.01.	Regulation FD Disclosure.
     On September 8, 2008 the Company issued a press release announcing the Private Placement. A copy of the press release issued by the Company in connection with the Private Placement is filed herewith as Exhibit 99.1.
     In connection with the Private Placement, the Company made a presentation to Investors regarding its operating and financial results and confirming its guidance for the year. A copy of the presentation is attached hereto as Exhibit 99.2.
     The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

10.1	Form of Stock Purchase Agreement, dated September 8, 2008 among Texas Capital Bancshares, Inc. and other parties.

10.2	Form of Registration Rights Agreement, dated September 8, 2008 among Texas Capital Bancshares, Inc. and other parties.

99.1	Press Release, dated September 8, 2008, of Texas Capital Bancshares, Inc., announcing the private placement of shares of its Common Stock.

99.2	Presentation to be made September 9, 2008 discussing Texas Capital Bancshares, Inc.’s operating and financial results and confirming guidance for the year.
FORWARD-LOOKING STATEMENTS
     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

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SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Stock Purchase Agreement, dated September 8, 2008 among Texas Capital Bancshares, Inc. and other parties.

10.2	Form of Registration Rights Agreement, dated September 8, 2008 among Texas Capital Bancshares, Inc. and other parties.

99.1	Press Release, dated September 8, 2008, of Texas Capital Bancshares, Inc., announcing the private placement of shares of its Common Stock.

99.2	Presentation to be made September 9, 2008 discussing Texas Capital Bancshares, Inc.’s operating and financial results and confirming guidance for the year.